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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  July 14, 1997




                                  APOGEE, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                 0-24224                     13-3605119
(State or other            (Commission               (I.R.S. Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


1018 West Ninth Avenue
King of Prussia, Pennsylvania                           19406
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (610) 992-7670

                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)

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                           Index to Exhibits at Page 4
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Item 5.   Other Events.

                  On July 14, 1997, the Company's common stock, $.01 par value ("Common Stock"), commenced trading on the American Stock Exchange, Inc., under the symbol "APG". G.H.M., Inc. was selected as the specialist unit for the new listing.

                  Previously, the Company's Common Stock traded on the NASDAQ National Market Tier of the NASDAQ Stock Market(sm).

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  APOGEE, INC.


                                  By /s/ Alan N. Vinick
                                    -------------------------------------------
                                    Name:  Alan N. Vinick
                                    Title: Senior Vice President
                                           and Chief Financial Officer


Dated: July 14, 1997

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                                Index to Exhibits

     Exhibit                                                                 Sequential
     Number                  Description                                    Page Location
     ------                  -----------                                    -------------
       99.          Press Release dated July 11, 1997.                            5

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